UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 12, 2018 (April 11, 2018)

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

WYOMING	000-55364	36-4787690
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100

Newtown, PA 18940

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (215) 944-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On April 11, 2018, Helius Medical Technologies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BTIG, LLC and Echelon Wealth Partners Inc. (together, the “Underwriters”), to issue and sell 2,141,900 shares (the “Shares”) of the Company’s Class A Common Stock, no par value per share, and warrants to purchase 2,141,900 shares of the Company’s Class A Common Stock (the “Warrants”) in an underwritten public offering (the “Offering”). The Company intends to enter into a warrant indenture with Computershare Trust Company of Canada (the “Warrant Indenture”) governing the Warrants. The offering price to the public is US$7.47 per Share and accompanying Warrant. The Warrants have an exercise price of CAD$12.25, subject to adjustment in certain circumstances, and will expire April 10, 2021. In addition, the Company has granted the Underwriters a 30-day option to purchase up to an additional 321,285 shares of Class A common stock and additional warrants to purchase 321,285 shares of Class A common stock at the public offering price, less the underwriting discounts and commissions (the “Option”). The option may be exercised to acquire either Shares, Warrants or both at the discretion of the Underwriters. The Company expects the Offering to close on April 13, 2018, subject to customary closing conditions, including the approval of the Toronto Stock Exchange.

The net proceeds to the Company from this offering, after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company, are expected to be approximately $14.1 million.

The offering is being made in the United States pursuant to the Company’s effective registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-215286) previously filed with the Securities and Exchange Commission (“SEC”) and a preliminary and final prospectus supplement thereunder, and in Canada pursuant to the Company’s MJDS short-form base shelf prospectus previously filed with the securities regulatory authorities in all provinces of Canada, pursuant to the Multijurisdictional Disclosure System, and a preliminary and final prospectus supplement thereunder.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Copies of the Underwriting Agreement and the form of Warrant Indenture are filed as Exhibits 1.1 and 4.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing descriptions of the Underwriting Agreement and the form of Warrant Indenture are qualified in their entirety by reference to such exhibit. A copy of the legal opinions of Holland & Hart LLP as to the legality of the Shares and the shares issuable on exercise of the Warrants, and Cooley LLP as to the enforceability of the Warrants, to be issued and sold in the Offering (in each case including the securities issuable pursuant to the Option) are filed as Exhibits 5.1 and 5.2 to this Current Report on Form 8-K, respectively.

Item 8.01. Other Events.

On April 11, 2018, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Exhibits.

    (d) Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated as of April 11, 2018, by and among the Company and the Underwriters.

4.1	Form of Warrant Indenture.

5.1	Opinion of Holland & Hart LLP.

5.2	Opinion of Cooley LLP.

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1).

23.2	Consent of Cooley LLP (included in Exhibit 5.2).

99.1	Press Release dated April 11, 2018.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the anticipated use of proceeds of the Offering and the timing of completion of the Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as well as those discussed in the prospectus supplement related to the Offering, the accompanying prospectus to the prospectus supplement related to the Offering, the documents incorporated by reference herein and therein, any related free writing prospectus, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Date: April 12, 2018
	By:	/s/ Joyce LaViscount
Joyce LaViscount
Chief Financial Officer